                                  PRELIMINARY

                             BACKGROUND INFORMATION

               UCFC LOAN TRUST 1998-A (fixed-rate collateral only)
               ---------------------------------------------------

           $[131,000,000] Class A-1 FLOATING-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[46,000,000]  Class A-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[46,000,000]  Class A-3 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[14,000,000]  Class A-4 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[24,000,000]  Class A-5 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[16,000,000]  Class A-6 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[15,500,000]  Class A-7 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)

            $[32,500,000]  Class A-8 FIXED-RATE CERTIFICATES
                            Non-Accelerated Senior Bond
                              (non-SMMEA-eligible)

The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC Loan Trust 1998-A transaction, and not by or as agent for UCFC Acceptance Corp. or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

      UCFC Loan Trust 1998-A -- Home Equity Loan Asset-Backed Certificates

                   UCFC LOAN TRUST 1998-A PRICING INFORMATION
            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)

UCFC Loan Trust 1998-A Lead Manager:     Prudential Securities Incorporated
                         Co-Manager:     First Union Capital Markets Group
                         Co-Manager:     Bear, Stearns & Co. Inc.

Class:                               A-1                A-2                A-3             A-4               A-5

Approximate
Face Amount:               [131,000,000]       [46,000,000]       [46,000,000]    [14,000,000]      [24,000,000]

Coupon:               1M LIBOR + TBD bps                TBD                TBD             TBD               TBD

Price:                               TBD                TBD                TBD             TBD               TBD

Yield:                               TBD                TBD                TBD             TBD               TBD

Spread:                              TBD                TBD                TBD             TBD               TBD

Exp Avg Life
to Maturity:                      [0.899              2.126              3.110           4.107            5.046]

Exp Avg Life
to 10% Call:                      [0.899              2.126              3.110           4.107            5.046]

Exp 1st Prin Pmt:               [4/15/98           12/15/99           10/15/00        01/15/02         08/15/02]

Exp Mat:                       [12/15/99           10/15/00           01/15/02        08/15/02         02/15/04]

Exp Mat to 10% Call:           [12/15/99           10/15/00           01/15/02        08/15/02         02/15/04]


Stated Mat:                    [07/15/11           03/15/14           01/15/18        09/15/19         04/15/24]

Expected
Rating:                      AAA/Aaa/AAA        AAA/Aaa/AAA        AAA/Aaa/AAA     AAA/Aaa/AAA       AAA/Aaa/AAA

Pricing Speed:                 [25]% HEP          [25]% HEP          [25]% HEP       [25]% HEP         [25]% HEP

Pricing Date:                        TBD                TBD                TBD             TBD               TBD

Investor
Settle Date:                    03/30/98           03/30/98           03/30/98        03/30/98          03/30/98

Pmt Delay:                        0 days            14 days            14 days         14 days           14 days


Cut-off Date:                   03/01/98           03/01/98           03/01/98        03/01/98          03/01/98

Dated Date:                     03/27/98           03/01/98           03/01/98        03/01/98          03/01/98

Int Pmt:                      actual/360             30/360             30/360          30/360            30/360

Pmt Terms:                       Monthly            Monthly            Monthly         Monthly           Monthly

1st Int. Pmt Date:              04/15/98           04/15/98           04/15/98        04/15/98          04/15/98

Collateral Type:              Fixed-Rate         Fixed-Rate         Fixed-Rate      Fixed-Rate        Fixed-Rate

SMMEA
Eligibility:                   non-SMMEA          non-SMMEA          non-SMMEA       non-SMMEA         non-SMMEA

--------------------------------------------------------------------------------

* The Pass-Through Rate on the Class A-1 Certificates will equal to the lesser of:

          1)  One Month LIBOR +  TBD  bps
          2)  Net Funds Cap

Net Funds Cap: A rate equal to the weighted of the Mortgage Rates on the
               Home Equity Loans less [0.646]% per annum for servicing fee, trustee fee and certificate insurer premium.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-A -- Home Equity Loan Asset-Backed Certificates

            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)

Class:                             A-6                   A-7                     A-8
                                                                                 (NAS BOND)

Approximate
Face Amount:                       [16,000,000]          [15,500,000]            [32,500,000]

Coupon:                            TBD                   TBD *                   TBD

Price:                             TBD                   TBD                     TBD

Yield:                             TBD                   TBD                     TBD

Spread:                            TBD                   TBD                     TBD

Exp Avg Life to Maturity:          [7.159                11.375                  6.326]

Exp Avg Life to 10% call:          [6.832                7.542                   6.100]

Exp 1st Prin Pmt:                  [02/15/04             5/15/07                04/15/01]
(To Maturity)

Exp 1st Prin Pmt:                  [02/15/04             10/15/05                04/15/01]
(To Call)

Exp Mat:                           [05/15/07             08/15/13                06/15/13]

Exp Mat to 10% call:               [10/15/05             10/15/05                10/15/05]


Stated Mat:                        [05/15/26              7/15/29                7/15/29]

Expected Rating:                   AAA/Aaa/AAA            AAA/Aaa/AAA            AAA/Aaa/AAA

Pricing Speed:                     [25]% HEP              [25]% HEP              [25]% HEP

Pricing Date:                      TBD                    TBD                    TBD

Investor Settle Date:              03/30/98               03/30/98               03/30/98

Pmt Delay:                         14 days                14 days                14 days

Cut-off Date:                      03/01/98               03/01/98               03/01/98


Dated Date:                        03/01/98               03/01/98               03/01/98

Int Pmt:                           30/360                 30/360                 30/360

Pmt Terms:                         Monthly                Monthly                Monthly

1st Int. Pmt Date:                 04/15/98               04/15/98               04/15/98

Collateral Type:                   Fixed-Rate             Fixed-Rate             fixed-rate

SMMEA Eligibility:                 non-SMMEA              non-SMMEA              non-SMMEA

* Coupon steps up by 50 bps if optional clean-up call is not exercised.

--------------------------------------------------------------------------------

Principal Paydown:      1) To the Class A-8 Certificateholders -- the Class
                           A-8 Principal Distribution Amount

                        2) To the Class A-1 through A-7 Certificates, in
                           sequential order

Class A-8 Principal
Disbribution Amount:    The applicable Class A-8 Principal Percentage multiplied
                        by the Class A-8 Principal Pro Rata Distribution Amount for such Payment Date.

                        THE CLASS A-8 PRINCIPAL PERCENTAGE

                        --------------------------------
                        April 1998 to March 2001  ==}  0%
                        April 2001 to March 2003  ==} 45%
                        April 2003 to March 2004  ==} 80%
                        April 2004 to March 2005  ==} 100%
                        April 2005 and after      ==} 300%


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-A -- Home Equity Loan Asset-Backed Certificates

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:     UCFC Loan Trust 1998-A, Home Equity Loan Asset-Backed
                         Certificates Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, and A-8 Certificates.

Depositor:               UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans
                         will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:                 Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:     $[325,000,000]

Securities Offered:      100% FGIC-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Pricing Date:            TBD

Investor
Settlement Date:         March 30, 1998

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Pass-Through Rate:       1-Month LIBOR + TBD bps on Class A-1 Certificates *
                         TBD  % on Class A-2 Certificates
                         TBD  % on Class A-3 Certificates
                         TBD  % on Class A-4 Certificates
                         TBD  % on Class A-5 Certificates
                         TBD  % on Class A-6 Certificates
                         TBD  % on Class A-7 Certificates **
                         TBD  % on Class A-8 Certificates (NAS Bond)

                         *  Subject to the Net Funds Cap.
                         ** Coupon steps up by 50 bps if optional clean-up call
                            is not exercised.


Prepayment
Assumption:              25% HEP (2.5% CPR in month 1 with monthly incremental
                         increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Distribution Date:        The 15th day of each month (or, if any such date
                         is not a business day, the first business day thereafter) commencing in April 1998. The payment delay will be zero days for the Class A-1 and 14 days for the Class A-2, A-3, A-4, A-5, A-6, A-7 and A-8
                         Certificates.

Interest Accrual
Period: The initial interest accrual period on the Class A-1 Certificates will be from March 27th until April 14th. In future periods, interest will accrue on the Class A-1 Certificates at the applicable Pass-Through Rate from the preceeding Distribution Date to and including the day prior to the current Distribution Date.

                         Interest on the Class A-2 through A-8 Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.

Optional
Cleanup Call:            The Servicer will have the right to purchase the
                         Home Equity Loans on any Remittance Date when the aggregate Loan Balance of the Home Equity Loans has declined to 10% or less of an amount equal to the aggregate balances of the Home Equity Loans as of the Cut-Off Date including the Subsequent Loans.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         UCFC Loan Trust 1998-A -- Home Equity Loan Asset-Backed Certificates

Pre-Funding Account:     On the closing date, approximately $[68.3 MM] will be
                         deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the closing date until [June] 15, 1998, the Trust intends to purchase mortgage loans up to the entire pre-funding amount. Funds remaining the pre-funding account that total less than $100,000 after this period will be distributed to investors in the Class A-1 Certificates as a prepayment on [June] 15, 1998. If the funds remaining in the pre-funding account total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the Class A-1 through A-8 Certificates as a prepayment on [June] 15, 1998. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus Supplement.

Certificate Insurer:     Financial Guaranty Insurance Company ("FGIC").  FGIC's
                         claims-paying ability is rated "AAA" by Standard &
                         Poor's, "Aaa" by Moody's Investors Service and "AAA" by
                         Fitch Investors Service, Inc.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Credit Enhancement:      A combination of:

                         (i) the use of Net Excess Cashflow to create overcollateralization; and
                         (ii) the Certificate Insurance Policy from FGIC.

                         Note: The required maintenance levels of overcollateralization will be sized by the surety provider.

Servicing Fee:           50 basis points per annum.

ERISA Considerations:    Subject to the considerations and conditions
                         described in the Prospectus Supplement, it is expected that the Certificates may be purchased by employee benefit plans that are subject to ERISA.

Taxation:                REMIC

Legal Investment:        None of the Certificates will be SMMEA-eligible.

Certificates Ratings:    "AAA" by S&P, "Aaa" by Moody's, and "AAA" by Fitch for
                         the Class A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8
                         Certificates.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $131,000,000.00                                                                 DATED DATE: 03/27/98
  CURRENT COUPON:  5.798%                                 ucfc98af                             FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $131,000,000.00           BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 03/30/98

                        ASSUMED CONSTANT LIBOR-1M 5.6875

                              **** To Maturity ****

           PRICING SPEED
                  25.HEP     15.0HEP     18.0HEP     22.0HEP     28.0HEP     32.0HEP     35.0HEP

     PRICE

     99-24        39.339      31.093      33.728      37.015      41.539      44.292      46.226
     99-24+       37.564      29.834      32.304      35.386      39.626      42.207      44.020
     99-25        35.790      28.576      30.881      33.757      37.714      40.123      41.814
     99-25+       34.015      27.318      29.458      32.128      35.802      38.038      39.609
     99-26        32.242      26.060      28.036      30.500      33.891      35.955      37.404
     99-26+       30.468      24.803      26.613      28.872      31.980      33.871      35.199
     99-27        28.695      23.546      25.191      27.244      30.069      31.788      32.996
     99-27+       26.923      22.289      23.770      25.617      28.159      29.706      30.792

     99-28        25.150      21.032      22.348      23.990      26.249      27.624      28.589
     99-28+       23.378      19.776      20.927      22.363      24.339      25.542      26.387
     99-29        21.607      18.520      19.507      20.737      22.430      23.461      24.185
     99-29+       19.836      17.264      18.086      19.111      20.522      21.380      21.983
     99-30        18.065      16.009      16.666      17.486      18.614      19.300      19.782
     99-30+       16.295      14.754      15.246      15.861      16.706      17.220      17.582
     99-31        14.525      13.499      13.827      14.236      14.798      15.141      15.381
     99-31+       12.755      12.244      12.408      12.611      12.891      13.062      13.182

    100-00        10.986      10.990      10.989      10.987      10.985      10.983      10.983
    100-00+        9.217       9.736       9.570       9.363       9.079       8.905       8.784
    100-01         7.449       8.482       8.152       7.740       7.173       6.828       6.585
    100-01+        5.681       7.229       6.734       6.117       5.268       4.751       4.388
    100-02         3.913       5.976       5.316       4.494       3.363       2.674       2.190

First Payment      0.042       0.042       0.042       0.042       0.042       0.042       0.042
Average Life       0.899       1.290       1.133       0.983       0.832       0.761       0.717
Last Payment       1.708       2.708       2.292       1.958       1.542       1.375       1.292
Mod.Dur. @ 100-00  0.846       1.194       1.056       0.922       0.785       0.720       0.680

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES

         INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, MAY BE SUPERSEDED BY FUTURE STRUCTURAL INFORMATION AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $46,000,000.00                                                                  DATED DATE: 03/01/98
          COUPON:  6.170%                                 ucfc98af                             FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $46,000,000.00                 BOND A2 BE-YIELD TABLE                     YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** To Maturity ****

           PRICING SPEED
                  25.HEP     15.0HEP     18.0HEP     22.0HEP     28.0HEP     32.0HEP     35.0HEP

     PRICE

     99-24         6.255       6.253       6.254       6.254       6.255       6.256       6.257
     99-24+        6.247       6.248       6.248       6.247       6.247       6.246       6.246
     99-25         6.239       6.243       6.241       6.240       6.238       6.236       6.235
     99-25+        6.231       6.237       6.235       6.233       6.229       6.226       6.224
     99-26         6.223       6.232       6.229       6.225       6.220       6.216       6.213
     99-26+        6.215       6.227       6.223       6.218       6.211       6.206       6.203
     99-27         6.206       6.221       6.217       6.211       6.202       6.196       6.192
     99-27+        6.198       6.216       6.211       6.204       6.193       6.186       6.181

     99-28         6.190       6.211       6.204       6.196       6.184       6.176       6.170
     99-28+        6.182       6.205       6.198       6.189       6.175       6.166       6.160
     99-29         6.174       6.200       6.192       6.182       6.167       6.157       6.149
     99-29+        6.166       6.195       6.186       6.175       6.158       6.147       6.138
     99-30         6.158       6.189       6.180       6.167       6.149       6.137       6.127
     99-30+        6.150       6.184       6.174       6.160       6.140       6.127       6.117
     99-31         6.142       6.179       6.168       6.153       6.131       6.117       6.106
     99-31+        6.134       6.174       6.161       6.146       6.122       6.107       6.095

    100-00         6.126       6.168       6.155       6.138       6.113       6.097       6.084
    100-00+        6.118       6.163       6.149       6.131       6.105       6.087       6.074
    100-01         6.110       6.158       6.143       6.124       6.096       6.077       6.063
    100-01+        6.102       6.152       6.137       6.117       6.087       6.067       6.052
    100-02         6.094       6.147       6.131       6.109       6.078       6.057       6.041
    100-02+        6.086       6.142       6.125       6.102       6.069       6.047       6.031
    100-03         6.078       6.137       6.118       6.095       6.060       6.037       6.020
    100-03+        6.070       6.131       6.112       6.088       6.052       6.027       6.009

    100-04         6.062       6.126       6.106       6.081       6.043       6.017       5.999
    100-04+        6.054       6.121       6.100       6.073       6.034       6.008       5.988
    100-05         6.046       6.115       6.094       6.066       6.025       5.998       5.977
    100-05+        6.038       6.110       6.088       6.059       6.016       5.988       5.966
    100-06         6.029       6.105       6.082       6.052       6.007       5.978       5.956

    100-06+        6.021       6.100       6.076       6.044       5.999       5.968       5.945
    100-07         6.013       6.094       6.069       6.037       5.990       5.958       5.934
    100-07+        6.005       6.089       6.063       6.030       5.981       5.948       5.924

First Payment      1.708       2.708       2.292       1.958       1.542       1.375       1.292
Average Life       2.126       3.354       2.848       2.382       1.919       1.699       1.565
Last Payment       2.542       4.125       3.458       2.875       2.292       2.042       1.875
Mod.Dur. @ 100-00  1.932       2.936       2.532       2.148       1.756       1.565       1.448

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, MAY BE SUPERSEDED BY FUTURE STRUCTURAL INFORMATION AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $46,000,000.00                                                                  DATED DATE: 03/01/98
          COUPON:  6.305%                                 ucfc98af                             FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $46,000,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** To Maturity ****

           PRICING SPEED
                  25.HEP     15.0HEP     18.0HEP     22.0HEP     28.0HEP     32.0HEP     35.0HEP

     PRICE
     99-24         6.390       6.389       6.390       6.390       6.390       6.390       6.391
     99-24+        6.384       6.386       6.385       6.385       6.384       6.383       6.383
     99-25         6.379       6.382       6.381       6.380       6.377       6.376       6.375
     99-25+        6.373       6.378       6.377       6.375       6.371       6.369       6.367
     99-26         6.367       6.375       6.373       6.370       6.365       6.362       6.359
     99-26+        6.362       6.371       6.368       6.365       6.358       6.354       6.351
     99-27         6.356       6.368       6.364       6.360       6.352       6.347       6.344
     99-27+        6.350       6.364       6.360       6.354       6.346       6.340       6.336

     99-28         6.344       6.360       6.356       6.349       6.339       6.333       6.328
     99-28+        6.339       6.357       6.351       6.344       6.333       6.325       6.320
     99-29         6.333       6.353       6.347       6.339       6.327       6.318       6.312
     99-29+        6.327       6.349       6.343       6.334       6.320       6.311       6.304
     99-30         6.322       6.346       6.339       6.329       6.314       6.304       6.297
     99-30+        6.316       6.342       6.335       6.324       6.308       6.297       6.289
     99-31         6.310       6.338       6.330       6.319       6.301       6.289       6.281
     99-31+        6.305       6.335       6.326       6.314       6.295       6.282       6.273

    100-00         6.299       6.331       6.322       6.309       6.289       6.275       6.265
    100-00+        6.293       6.327       6.318       6.304       6.282       6.268       6.257
    100-01         6.288       6.324       6.313       6.299       6.276       6.261       6.250
    100-01+        6.282       6.320       6.309       6.294       6.269       6.253       6.242
    100-02         6.276       6.317       6.305       6.289       6.263       6.246       6.234
    100-02+        6.271       6.313       6.301       6.284       6.257       6.239       6.226
    100-03         6.265       6.309       6.297       6.279       6.250       6.232       6.218
    100-03+        6.259       6.306       6.292       6.274       6.244       6.225       6.211

    100-04         6.254       6.302       6.288       6.269       6.238       6.217       6.203
    100-04+        6.248       6.298       6.284       6.264       6.231       6.210       6.195
    100-05         6.242       6.295       6.280       6.259       6.225       6.203       6.187
    100-05+        6.237       6.291       6.275       6.254       6.219       6.196       6.179
    100-06         6.231       6.287       6.271       6.249       6.212       6.189       6.172
    100-06+        6.225       6.284       6.267       6.244       6.206       6.181       6.164

    100-07         6.219       6.280       6.263       6.239       6.200       6.174       6.156
    100-07+        6.214       6.277       6.259       6.234       6.193       6.167       6.148

First Payment      2.542       4.125       3.458       2.875       2.292       2.042       1.875
Average Life       3.110       5.173       4.342       3.555       2.754       2.398       2.196
Last Payment       3.792       6.458       5.375       4.375       3.375       2.792       2.542
Mod.Dur. @ 100-00  2.735       4.271       3.677       3.084       2.450       2.158       1.988

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, MAY BE SUPERSEDED BY FUTURE STRUCTURAL INFORMATION AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $14,000,000.00                                                                  DATED DATE: 03/01/98
          COUPON:  6.400%                                 ucfc98af                             FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $14,000,000.00                 BOND A4 BE-YIELD TABLE                     YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** To Maturity ****

           PRICING SPEED
                  25.HEP     15.0HEP     18.0HEP     22.0HEP     28.0HEP     32.0HEP     35.0HEP

     PRICE
     99-24         6.486       6.486       6.486       6.486       6.486       6.486       6.486
     99-24+        6.482       6.483       6.483       6.482       6.481       6.480       6.480
     99-25         6.477       6.480       6.479       6.478       6.476       6.475       6.473
     99-25+        6.473       6.478       6.476       6.474       6.471       6.469       6.467
     99-26         6.468       6.475       6.473       6.470       6.466       6.463       6.460
     99-26+        6.464       6.472       6.470       6.466       6.461       6.457       6.454
     99-27         6.459       6.469       6.466       6.462       6.456       6.451       6.448
     99-27+        6.455       6.466       6.463       6.458       6.451       6.445       6.441

     99-28         6.451       6.464       6.460       6.454       6.446       6.440       6.435
     99-28+        6.446       6.461       6.456       6.450       6.441       6.434       6.428
     99-29         6.442       6.458       6.453       6.447       6.436       6.428       6.422
     99-29+        6.437       6.455       6.450       6.443       6.431       6.422       6.415
     99-30         6.433       6.452       6.446       6.439       6.427       6.416       6.409
     99-30+        6.428       6.450       6.443       6.435       6.422       6.411       6.403
     99-31         6.424       6.447       6.440       6.431       6.417       6.405       6.396
     99-31+        6.419       6.444       6.436       6.427       6.412       6.399       6.390

    100-00         6.415       6.441       6.433       6.423       6.407       6.393       6.383
    100-00+        6.411       6.438       6.430       6.419       6.402       6.387       6.377
    100-01         6.406       6.436       6.427       6.415       6.397       6.382       6.370
    100-01+        6.402       6.433       6.423       6.411       6.392       6.376       6.364
    100-02         6.397       6.430       6.420       6.407       6.387       6.370       6.358
    100-02+        6.393       6.427       6.417       6.403       6.382       6.364       6.351
    100-03         6.388       6.424       6.413       6.399       6.377       6.358       6.345
    100-03+        6.384       6.422       6.410       6.395       6.372       6.352       6.338

    100-04         6.380       6.419       6.407       6.391       6.367       6.347       6.332
    100-04+        6.375       6.416       6.404       6.387       6.362       6.341       6.326
    100-05         6.371       6.413       6.400       6.383       6.357       6.335       6.319
    100-05+        6.366       6.410       6.397       6.379       6.352       6.329       6.313
    100-06         6.362       6.408       6.394       6.375       6.347       6.324       6.306
    100-06+        6.357       6.405       6.390       6.372       6.342       6.318       6.300

    100-07         6.353       6.402       6.387       6.368       6.337       6.312       6.293
    100-07+        6.348       6.399       6.384       6.364       6.332       6.306       6.287

First Payment      3.792       6.458       5.375       4.375       3.375       2.792       2.542
Average Life       4.107       7.138       5.817       4.699       3.621       3.038       2.720
Last Payment       4.375       8.042       6.292       5.042       3.875       3.292       2.875
Mod.Dur. @ 100-00  3.501       5.552       4.708       3.934       3.133       2.676       2.420

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, MAY BE SUPERSEDED BY FUTURE STRUCTURAL INFORMATION AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $24,000,000.00                                                                  DATED DATE: 03/01/98
          COUPON:  6.495%                                 ucfc98af                             FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $24,000,000.00                 BOND A5 BE-YIELD TABLE                     YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** To Maturity ****

           PRICING SPEED
                  25.HEP     15.0HEP     18.0HEP     22.0HEP     28.0HEP     32.0HEP     35.0HEP
     PRICE

     99-24         6.583       6.583       6.583       6.583       6.583       6.583       6.583
     99-24+        6.579       6.581       6.580       6.580       6.579       6.578       6.577
     99-25         6.575       6.579       6.578       6.576       6.574       6.573       6.572
     99-25+        6.572       6.576       6.575       6.573       6.570       6.568       6.566
     99-26         6.568       6.574       6.572       6.570       6.566       6.563       6.561
     99-26+        6.564       6.572       6.570       6.566       6.562       6.559       6.556
     99-27         6.560       6.569       6.567       6.563       6.558       6.554       6.550
     99-27+        6.557       6.567       6.564       6.560       6.553       6.549       6.545

     99-28         6.553       6.565       6.562       6.557       6.549       6.544       6.540
     99-28+        6.549       6.563       6.559       6.553       6.545       6.539       6.534
     99-29         6.545       6.560       6.557       6.550       6.541       6.535       6.529
     99-29+        6.542       6.558       6.554       6.547       6.537       6.530       6.523
     99-30         6.538       6.556       6.551       6.543       6.532       6.525       6.518
     99-30+        6.534       6.554       6.549       6.540       6.528       6.520       6.513
     99-31         6.530       6.551       6.546       6.537       6.524       6.515       6.507
     99-31+        6.527       6.549       6.543       6.533       6.520       6.511       6.502

    100-00         6.523       6.547       6.541       6.530       6.516       6.506       6.497
    100-00+        6.519       6.545       6.538       6.527       6.512       6.501       6.491
    100-01         6.516       6.542       6.535       6.524       6.507       6.496       6.486
    100-01+        6.512       6.540       6.533       6.520       6.503       6.491       6.481
    100-02         6.508       6.538       6.530       6.517       6.499       6.487       6.475
    100-02+        6.504       6.536       6.527       6.514       6.495       6.482       6.470
    100-03         6.501       6.533       6.525       6.510       6.491       6.477       6.464
    100-03+        6.497       6.531       6.522       6.507       6.487       6.472       6.459

    100-04         6.493       6.529       6.519       6.504       6.482       6.467       6.454
    100-04+        6.489       6.527       6.517       6.501       6.478       6.463       6.448
    100-05         6.486       6.524       6.514       6.497       6.474       6.458       6.443
    100-05+        6.482       6.522       6.512       6.494       6.470       6.453       6.438
    100-06         6.478       6.520       6.509       6.491       6.466       6.448       6.432
    100-06+        6.475       6.517       6.506       6.487       6.461       6.443       6.427

    100-07         6.471       6.515       6.504       6.484       6.457       6.439       6.422
    100-07+        6.467       6.513       6.501       6.481       6.453       6.434       6.416

First Payment      4.375       8.042       6.292       5.042       3.875       3.292       2.875
Average Life       5.046       9.523       7.732       5.872       4.418       3.771       3.331
Last Payment       5.875      11.125       9.458       6.875       5.042       4.292       3.875
Mod.Dur. @ 100-00  4.165       6.873       5.874       4.725       3.719       3.239       2.900

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, MAY BE SUPERSEDED BY FUTURE STRUCTURAL INFORMATION AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $16,000,000.00                                                                  DATED DATE: 03/01/98
          COUPON:  6.740%                                 ucfc98af                             FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $16,000,000.00                 BOND A6 BE-YIELD TABLE                     YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** To Maturity ****

           PRICING SPEED
                  25.HEP     15.0HEP     18.0HEP     22.0HEP     28.0HEP     32.0HEP     35.0HEP
     PRICE

     99-24         6.833       6.834       6.834       6.833       6.833       6.832       6.832
     99-24+        6.830       6.832       6.832       6.831       6.829       6.828       6.828
     99-25         6.827       6.830       6.829       6.829       6.826       6.824       6.823
     99-25+        6.825       6.828       6.827       6.826       6.823       6.820       6.819
     99-26         6.822       6.826       6.825       6.824       6.819       6.817       6.815
     99-26+        6.819       6.824       6.823       6.821       6.816       6.813       6.810
     99-27         6.816       6.822       6.821       6.819       6.813       6.809       6.806
     99-27+        6.813       6.820       6.819       6.816       6.809       6.805       6.801

     99-28         6.810       6.818       6.817       6.814       6.806       6.801       6.797
     99-28+        6.807       6.817       6.815       6.812       6.803       6.797       6.793
     99-29         6.805       6.815       6.813       6.809       6.799       6.793       6.788
     99-29+        6.802       6.813       6.811       6.807       6.796       6.789       6.784
     99-30         6.799       6.811       6.808       6.804       6.792       6.785       6.780
     99-30+        6.796       6.809       6.806       6.802       6.789       6.781       6.775
     99-31         6.793       6.807       6.804       6.799       6.786       6.777       6.771
     99-31+        6.790       6.805       6.802       6.797       6.782       6.773       6.767

    100-00         6.788       6.803       6.800       6.795       6.779       6.770       6.762
    100-00+        6.785       6.801       6.798       6.792       6.776       6.766       6.758
    100-01         6.782       6.799       6.796       6.790       6.772       6.762       6.754
    100-01+        6.779       6.797       6.794       6.787       6.769       6.758       6.749
    100-02         6.776       6.796       6.792       6.785       6.766       6.754       6.745
    100-02+        6.773       6.794       6.790       6.782       6.762       6.750       6.741
    100-03         6.771       6.792       6.788       6.780       6.759       6.746       6.736
    100-03+        6.768       6.790       6.785       6.778       6.756       6.742       6.732

    100-04         6.765       6.788       6.783       6.775       6.752       6.738       6.728
    100-04+        6.762       6.786       6.781       6.773       6.749       6.734       6.724
    100-05         6.759       6.784       6.779       6.770       6.746       6.730       6.719
    100-05+        6.756       6.782       6.777       6.768       6.742       6.727       6.715
    100-06         6.754       6.780       6.775       6.766       6.739       6.723       6.711
    100-06+        6.751       6.778       6.773       6.763       6.736       6.719       6.706

    100-07         6.748       6.777       6.771       6.761       6.732       6.715       6.702
    100-07+        6.745       6.775       6.769       6.758       6.729       6.711       6.698

First Payment      5.875      11.125       9.458       6.875       5.042       4.292       3.875
Average Life       7.159      12.406      10.798       8.805       5.813       4.806       4.267
Last Payment       9.125      13.708      12.292      10.375       6.792       5.458       4.792
Mod.Dur. @ 100-00  5.477       8.136       7.420       6.415       4.651       3.972       3.587


**To CAll**
Average Life       6.832      11.501       9.976       8.210       5.813       4.806       4.267

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, MAY BE SUPERSEDED BY FUTURE STRUCTURAL INFORMATION AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $15,500,000.00                                                                  DATED DATE: 03/01/98
          COUPON:  6.875%                                 ucfc98af                             FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $15,500,000.00                 BOND A7 BE-YIELD TABLE                     YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** To Maturity ****
                          **** With 50 bps Step Up ****

           PRICING SPEED
                  25.HEP     15.0HEP     18.0HEP     22.0HEP     28.0HEP     32.0HEP     35.0HEP
     PRICE

     99-24         7.100       7.067       7.080       7.094       7.100       7.080       7.055
     99-24+        7.098       7.066       7.079       7.092       7.097       7.078       7.052
     99-25         7.096       7.064       7.077       7.090       7.095       7.075       7.049
     99-25+        7.094       7.063       7.075       7.088       7.093       7.072       7.045
     99-26         7.092       7.061       7.073       7.086       7.091       7.070       7.042
     99-26+        7.090       7.059       7.072       7.085       7.088       7.067       7.039
     99-27         7.088       7.058       7.070       7.083       7.086       7.064       7.036
     99-27+        7.086       7.056       7.068       7.081       7.084       7.062       7.033

     99-28         7.084       7.054       7.066       7.079       7.082       7.059       7.030
     99-28+        7.082       7.053       7.065       7.077       7.079       7.057       7.027
     99-29         7.080       7.051       7.063       7.075       7.077       7.054       7.024
     99-29+        7.078       7.049       7.061       7.073       7.075       7.051       7.021
     99-30         7.076       7.048       7.059       7.071       7.073       7.049       7.018
     99-30+        7.074       7.046       7.058       7.069       7.071       7.046       7.015
     99-31         7.071       7.044       7.056       7.067       7.068       7.043       7.012
     99-31+        7.069       7.043       7.054       7.065       7.066       7.041       7.009

    100-00         7.067       7.041       7.052       7.064       7.064       7.038       7.006
    100-00+        7.065       7.040       7.051       7.062       7.062       7.036       7.003
    100-01         7.063       7.038       7.049       7.060       7.059       7.033       7.000
    100-01+        7.061       7.036       7.047       7.058       7.057       7.030       6.997
    100-02         7.059       7.035       7.045       7.056       7.055       7.028       6.994
    100-02+        7.057       7.033       7.044       7.054       7.053       7.025       6.991
    100-03         7.055       7.031       7.042       7.052       7.051       7.022       6.988
    100-03+        7.053       7.030       7.040       7.050       7.048       7.020       6.984

    100-04         7.051       7.028       7.038       7.048       7.046       7.017       6.981
    100-04+        7.049       7.026       7.037       7.046       7.044       7.015       6.978
    100-05         7.047       7.025       7.035       7.044       7.042       7.012       6.975
    100-05+        7.045       7.023       7.033       7.043       7.039       7.009       6.972
    100-06         7.043       7.022       7.031       7.041       7.037       7.007       6.969

    100-06+        7.041       7.020       7.030       7.039       7.035       7.004       6.966
    100-07         7.039       7.018       7.028       7.037       7.033       7.001       6.963
    100-07+        7.037       7.017       7.026       7.035       7.031       6.999       6.960

First Payment      9.125      13.708      12.292      10.375       6.792       5.458       4.792
Average Life      11.375      16.392      14.659      12.673      10.101       8.078       6.676
Last Payment      15.375      21.792      19.542      17.125      14.042      12.625      11.542
Mod.Dur. @ 100-00  7.593       9.481       8.902       8.147       6.993       5.911       5.099

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, MAY BE SUPERSEDED BY FUTURE STRUCTURAL INFORMATION AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $15,500,000.00                                                                  DATED DATE: 03/01/98
          COUPON:  6.875%                                 ucfc98af                             FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $15,500,000.00                 BOND A7 BE-YIELD TABLE                     YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                                **** TO CALL ****

           PRICING SPEED
                  25.HEP     15.0HEP     18.0HEP     22.0HEP     28.0HEP     32.0HEP     35.0HEP
     PRICE

     99-24         6.971       6.972       6.972       6.971       6.971       6.970       6.970
     99-24+        6.968       6.970       6.969       6.969       6.968       6.967       6.966
     99-25         6.966       6.968       6.967       6.966       6.965       6.964       6.963
     99-25+        6.963       6.966       6.965       6.964       6.962       6.960       6.959
     99-26         6.960       6.964       6.963       6.961       6.959       6.957       6.955
     99-26+        6.957       6.962       6.961       6.959       6.956       6.954       6.952
     99-27         6.955       6.960       6.958       6.956       6.953       6.950       6.948
     99-27+        6.952       6.958       6.956       6.954       6.950       6.947       6.944

     99-28         6.949       6.956       6.954       6.951       6.947       6.944       6.941
     99-28+        6.946       6.954       6.952       6.949       6.944       6.940       6.937
     99-29         6.944       6.952       6.950       6.946       6.941       6.937       6.934
     99-29+        6.941       6.950       6.947       6.944       6.938       6.934       6.930
     99-30         6.938       6.948       6.945       6.941       6.935       6.930       6.926
     99-30+        6.936       6.946       6.943       6.939       6.932       6.927       6.923
     99-31         6.933       6.944       6.941       6.936       6.929       6.924       6.919
     99-31+        6.930       6.942       6.938       6.934       6.926       6.920       6.915

    100-00         6.927       6.940       6.936       6.931       6.923       6.917       6.912
    100-00+        6.925       6.938       6.934       6.929       6.920       6.914       6.908
    100-01         6.922       6.936       6.932       6.926       6.918       6.910       6.904
    100-01+        6.919       6.934       6.930       6.924       6.915       6.907       6.901
    100-02         6.916       6.932       6.927       6.921       6.912       6.904       6.897
    100-02+        6.914       6.930       6.925       6.919       6.909       6.900       6.893
    100-03         6.911       6.928       6.923       6.916       6.906       6.897       6.890
    100-03+        6.908       6.926       6.921       6.914       6.903       6.894       6.886

    100-04         6.906       6.924       6.919       6.911       6.900       6.890       6.883
    100-04+        6.903       6.922       6.916       6.909       6.897       6.887       6.879
    100-05         6.900       6.920       6.914       6.906       6.894       6.884       6.875
    100-05+        6.897       6.918       6.912       6.904       6.891       6.880       6.872
    100-06         6.895       6.915       6.910       6.901       6.888       6.877       6.868
    100-06+        6.892       6.913       6.907       6.899       6.885       6.874       6.864

    100-07         6.889       6.911       6.905       6.896       6.882       6.870       6.861
    100-07+        6.887       6.909       6.903       6.894       6.879       6.867       6.857

First Payment      7.542      11.542      10.042       8.458       6.792       5.458       4.792
Average Life       7.542      11.542      10.042       8.458       6.792       5.840       5.251
Last Payment       7.542      11.542      10.042       8.458       6.792       5.875       5.375
Mod.Dur. @ 100-00  5.694       7.713       7.020       6.207       5.250       4.653       4.263

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, MAY BE SUPERSEDED BY FUTURE STRUCTURAL INFORMATION AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $32,500,000.00                                                                  DATED DATE: 03/01/98
          COUPON:  6.430%                                 ucfc98af                             FIRST PAYMENT: 04/15/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $32,500,000.00                 BOND A8 BE-YIELD TABLE                     YIELD TABLE DATE: 03/30/98

                                PREPAYMENT SPEED

                              **** To Maturity ****

           PRICING SPEED
                  25.HEP     15.0HEP     18.0HEP     22.0HEP     28.0HEP     32.0HEP     35.0HEP
     PRICE

     99-24         6.517       6.517       6.517       6.517       6.517       6.517       6.517
     99-24+        6.514       6.514       6.514       6.514       6.513       6.513       6.513
     99-25         6.510       6.511       6.511       6.511       6.510       6.510       6.510
     99-25+        6.507       6.508       6.508       6.507       6.507       6.507       6.507
     99-26         6.504       6.505       6.505       6.504       6.504       6.504       6.503
     99-26+        6.501       6.502       6.502       6.501       6.501       6.500       6.500
     99-27         6.498       6.500       6.499       6.498       6.498       6.497       6.497
     99-27+        6.495       6.497       6.496       6.495       6.494       6.494       6.493

     99-28         6.492       6.494       6.493       6.492       6.491       6.491       6.490
     99-28+        6.488       6.491       6.490       6.489       6.488       6.487       6.487
     99-29         6.485       6.488       6.487       6.486       6.485       6.484       6.484
     99-29+        6.482       6.485       6.484       6.483       6.482       6.481       6.480
     99-30         6.479       6.482       6.481       6.480       6.478       6.478       6.477
     99-30+        6.476       6.480       6.478       6.477       6.475       6.474       6.474
     99-31         6.473       6.477       6.475       6.474       6.472       6.471       6.470
     99-31+        6.470       6.474       6.472       6.471       6.469       6.468       6.467

    100-00         6.467       6.471       6.469       6.468       6.466       6.465       6.464
    100-00+        6.463       6.468       6.467       6.465       6.462       6.461       6.460
    100-01         6.460       6.465       6.464       6.462       6.459       6.458       6.457
    100-01+        6.457       6.462       6.461       6.459       6.456       6.455       6.454
    100-02         6.454       6.460       6.458       6.456       6.453       6.451       6.451
    100-02+        6.451       6.457       6.455       6.452       6.450       6.448       6.447
    100-03         6.448       6.454       6.452       6.449       6.447       6.445       6.444
    100-03+        6.445       6.451       6.449       6.446       6.443       6.442       6.441

    100-04         6.442       6.448       6.446       6.443       6.440       6.438       6.437
    100-04+        6.439       6.445       6.443       6.440       6.437       6.435       6.434
    100-05         6.435       6.442       6.440       6.437       6.434       6.432       6.431
    100-05+        6.432       6.440       6.437       6.434       6.431       6.429       6.427
    100-06         6.429       6.437       6.434       6.431       6.428       6.425       6.424
    100-06+        6.426       6.434       6.431       6.428       6.424       6.422       6.421

    100-07         6.423       6.431       6.428       6.425       6.421       6.419       6.418
    100-07+        6.420       6.428       6.425       6.422       6.418       6.416       6.414

First Payment      3.042       3.042       3.042       3.042       3.042       3.125       3.125
Average Life       6.326       7.106       6.818       6.510       6.177       6.008       5.899
Last Payment      15.208      21.542      19.292      16.958      13.625      12.458      11.375
Mod.Dur. @ 100-00  4.977       5.447       5.277       5.090       4.884       4.776       4.705

**To CAll**
Average Life       6.100       7.075       6.762       6.387       5.751       5.246       4.933

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, MAY BE SUPERSEDED BY FUTURE STRUCTURAL INFORMATION AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  UCFC Loan Trust 1998-A
     -  FIXED RATE COLLATERAL
     -  $256,643,949.71
     -  Home Equity Loans Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   6,024

Aggregate Unpaid Principal Balance:               $256,643,949.71
Aggregate Original Principal Balance:             $257,165,543.00

Weighted Average Gross Coupon:                            11.404%
Gross Coupon Range:                             8.350% -  15.750%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $42,603.58
Average Original Principal Balance:                    $42,690.16

Maximum Unpaid Principal Balance:                     $418,414.43
Minimum Unpaid Principal Balance:                       $5,156.85

Maximum Original Principal Balance:                   $418,600.00
Minimum Original Principal Balance:                     $5,200.00

Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):
                                                          242.995
Stated Rem Term Range:                          48.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        250.974
Amortized Rem Term Range:                       47.999 -  360.106

Weighted Average Age (Original Term - Rem Term):            1.372
Age Range:                                       0.000 -  122.000

Weighted Average Original Term:                           244.367
Original Term Range:                            48.000 -  360.000

Weighted Average Note LTV:                                 78.298
Note LTV Range:                                 5.000% - 100.000%

--------------------------------------------------------------------------------

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Alaska                     1                  27,000.00         0.01
Alabama                   30               1,741,002.98         0.68
Arkansas                 192               7,251,886.91         2.83
Arizona                   32               1,319,997.93         0.51
California               131               8,508,182.06         3.32
Colorado                  38               1,973,502.62         0.77
Connecticut               38               2,230,783.12         0.87
Dist of Col                8                 417,800.53         0.16
Delaware                  19               1,147,353.12         0.45
Florida                  476              21,062,655.21         8.21
Georgia                  219              10,001,332.53         3.90
Hawaii                     2                 404,245.86         0.16
Iowa                      45               1,843,860.95         0.72
Idaho                      6                 315,482.32         0.12
Illinois                  96               3,602,793.76         1.40
Indiana                  236               8,490,345.93         3.31
Kansas                     2                  64,786.78         0.03
Kentucky                 128               5,125,266.98         2.00
Louisiana                792              32,004,781.39        12.47
Massachusetts             17                 869,849.06         0.34
Maryland                  50               2,646,428.34         1.03
Maine                     60               2,274,679.34         0.89
Michigan                 363              12,678,829.81         4.94
Minnesota                 23                 813,553.90         0.32
Missouri                 122               4,127,602.60         1.61
Mississippi              362              12,977,627.01         5.06
Montana                    5                 262,705.96         0.10
North Carolina           397              17,529,380.79         6.83
North Dakota               3                 122,461.71         0.05
Nebraska                  22                 682,919.76         0.27
New Hampshire             28               1,349,173.55         0.53
New Jersey                44               2,943,950.35         1.15
New Mexico                26               1,139,507.04         0.44
Nevada                     3                 151,497.80         0.06
New York                 303              14,253,251.06         5.55
Ohio                     293              12,621,644.37         4.92
Oklahoma                 186               6,985,625.14         2.72
Oregon                     7                 442,369.41         0.17
Pennsylvania             321              12,014,715.80         4.68
Rhode Island               2                 140,361.09         0.05
South Carolina           232              10,652,731.37         4.15
Tennessee                305              14,645,741.84         5.71
Texas                    105               5,352,221.89         2.09
Utah                      13                 616,124.61         0.24

Virginia                  63               2,656,370.77         1.04
Vermont                    7                 472,203.29         0.18
Washington                24               1,588,902.89         0.62
Wisconsin                 92               3,770,554.12         1.47
West Virgina              54               2,302,022.15         0.90
Wyoming                    1                  25,881.91         0.01
--------------------------------------------------------------------------
Total...............    6,024           $256,643,949.71       100.00%
==========================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                           Percentage of
                                                                             Aggregate      Cut-Off Date
                Original                                    Number of         Unpaid         Aggregate
              Loan-To-Value                                 Mortgage         Principal       Principal
                 Ratio                                        Loans           Balance         Balance

 0.00 (less than) LTV (less than or equal to)  5.00               1            10,000.00       0.00
 5.00 (less than) LTV (less than or equal to) 10.00               2            23,400.00       0.01
10.00 (less than) LTV (less than or equal to) 15.00               9           142,272.88       0.06
15.00 (less than) LTV (less than or equal to) 20.00              21           322,551.81       0.13
20.00 (less than) LTV (less than or equal to) 25.00              31           678,361.85       0.26
25.00 (less than) LTV (less than or equal to) 30.00              59         1,275,815.27       0.50
30.00 (less than) LTV (less than or equal to) 35.00              71         1,946,328.90       0.76
35.00 (less than) LTV (less than or equal to) 40.00              83         2,430,551.47       0.95
40.00 (less than) LTV (less than or equal to) 45.00             104         2,691,951.05       1.05
45.00 (less than) LTV (less than or equal to) 50.00             136         4,344,843.72       1.69
50.00 (less than) LTV (less than or equal to) 55.00             183         6,051,939.96       2.36
55.00 (less than) LTV (less than or equal to) 60.00             226         7,034,334.32       2.74
60.00 (less than) LTV (less than or equal to) 65.00             287         9,635,051.81       3.75
65.00 (less than) LTV (less than or equal to) 70.00             446        16,281,332.17       6.34
70.00 (less than) LTV (less than or equal to) 75.00             716        29,008,725.42      11.30
75.00 (less than) LTV (less than or equal to) 80.00           1,220        60,576,601.95      23.60
80.00 (less than) LTV (less than or equal to) 85.00             790        34,707,194.92      13.52
85.00 (less than) LTV (less than or equal to) 90.00             766        36,670,054.15      14.29
90.00 (less than) LTV (less than or equal to) 95.00             362        18,018,410.25       7.02
95.00 (less than) LTV (less than or equal to)100.00             511        24,794,227.81       9.66
---------------------------------------------------------------------------------------------------
Total....................                                     6,024       $256,643,949.71     100.00%
===================================================================================================


                                GROSS MORTGAGE INTEREST RATE RANGE

                                                                                                  Percentage of
                                                                                Aggregate         Cut-Off Date
                    Gross Mortgage                                Number of      Unpaid             Aggregate
                    Interest Rate                                 Mortgage      Principal           Principal
                       Range                                        Loans        Balance             Balance

 8.25% (less than) Gross Coupon (less than or equal to)  8.50%          3          197,852.20          0.08
 8.50% (less than) Gross Coupon (less than or equal to)  8.75%         10          895,070.82          0.35
 8.75% (less than) Gross Coupon (less than or equal to)  9.00%         38        2,762,675.80          1.08

 9.00% (less than) Gross Coupon (less than or equal to)  9.25%         28        1,853,909.75          0.72
 9.25% (less than) Gross Coupon (less than or equal to)  9.50%         94        5,189,969.30          2.02
 9.50% (less than) Gross Coupon (less than or equal to)  9.75%        149        6,110,226.38          2.38
 9.75% (less than) Gross Coupon (less than or equal to) 10.00%        362       17,545,514.20          6.84
10.00% (less than) Gross Coupon (less than or equal to) 10.25%        108        5,377,283.09          2.10
10.25% (less than) Gross Coupon (less than or equal to) 10.50%        460       23,445,926.48          9.14
10.50% (less than) Gross Coupon (less than or equal to) 10.75%        235       11,848,851.46          4.62
10.75% (less than) Gross Coupon (less than or equal to) 11.00%        537       26,789,824.85         10.44
11.00% (less than) Gross Coupon (less than or equal to) 11.25%        497       21,062,824.46          8.21
11.25% (less than) Gross Coupon (less than or equal to) 11.50%        719       32,079,773.24         12.50
11.50% (less than) Gross Coupon (less than or equal to) 11.75%        320       13,533,360.62          5.27
11.75% (less than) Gross Coupon (less than or equal to) 12.00%        509       21,393,632.84          8.34
12.00% (less than) Gross Coupon (less than or equal to) 12.25%        542       16,223,115.37          6.32
12.25% (less than) Gross Coupon (less than or equal to) 12.50%        474       18,938,556.08          7.38
12.50% (less than) Gross Coupon (less than or equal to) 12.75%        238        8,071,355.23          3.14
12.75% (less than) Gross Coupon (less than or equal to) 13.00%        145        5,258,159.07          2.05
13.00% (less than) Gross Coupon (less than or equal to) 13.25%        158        5,513,695.16          2.15
13.25% (less than) Gross Coupon (less than or equal to) 13.50%        129        4,454,925.80          1.74
13.50% (less than) Gross Coupon (less than or equal to) 13.75%         54        1,671,493.79          0.65
13.75% (less than) Gross Coupon (less than or equal to) 14.00%         55        2,000,760.63          0.78
14.00% (less than) Gross Coupon (less than or equal to) 14.25%         53        1,611,791.90          0.63
14.25% (less than) Gross Coupon (less than or equal to) 14.50%         12          254,174.55          0.10
14.50% (less than) Gross Coupon (less than or equal to) 14.75%         71        1,833,126.06          0.71
14.75% (less than) Gross Coupon (less than or equal to) 15.00%          9          265,343.71          0.10
15.00% (less than) Gross Coupon (less than or equal to) 15.25%         13          407,933.63          0.16
15.25% (less than) Gross Coupon (less than or equal to) 15.50%          1           32,221.99          0.01
15.50% (less than) Gross Coupon (less than or equal to) 15.75%          1           20,601.25          0.01
-----------------------------------------------------------------------------------------------------------
Total..........                                                     6,024     $256,643,949.71        100.00%
===========================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                                               Percentage of
                                                                                 Aggregate      Cut-Off Date
             Current                                            Number of         Unpaid          Aggregate
          Mortgage Loan                                         Mortgage         Principal        Principal
        Principal Balance                                         Loans           Balance          Balance

                    Balance (less than or equal to)  25,000       1,706        30,932,503.76      12.05
 25,000 (less than) Balance (less than or equal to)  50,000       2,642        95,461,994.14      37.20
 50,000 (less than) Balance (less than or equal to) 100,000       1,410        92,127,734.63      35.90
100,000 (less than) Balance (less than or equal to) 150,000         196        23,523,184.86       9.17
150,000 (less than) Balance (less than or equal to) 200,000          40         6,839,864.29       2.67
200,000 (less than) Balance (less than or equal to) 250,000          18         4,058,458.52       1.58
250,000 (less than) Balance (less than or equal to) 300,000           8         2,248,261.72       0.88
300,000 (less than) Balance (less than or equal to) 350,000           2           674,000.00       0.26
350,000 (less than) Balance (less than or equal to) 400,000           1           359,533.36       0.14
400,000 (less than) Balance (less than or equal to) 450,000           1           418,414.43       0.16
-------------------------------------------------------------------------------------------------------------
Total....................                                         6,024      $256,643,949.71     100.00%
=============================================================================================================


                                                   OWNER OCCUPANCY

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occupied, 1st Mtg        4,677   216,248,559.46          84.26
Non-Owner Occupied, 1st Mtg      535    20,264,581.59           7.90
Second Home, 1st Mtg               2       222,663.16           0.09
Owner Occupied, 2nd Mtg          799    19,131,810.37           7.45
Non-Owner Occupied, 2nd Mtg        2        34,600.00           0.01
Multiple Properties, 1st Mtgs      9       741,735.13           0.29
--------------------------------------------------------------------------
Total..................        6,024  $256,643,949.71         100.00%
==========================================================================


                                 AGE OF LOAN


                                                                                       PercentAge of
                                                                     Aggregate          Cut-Off Date
                                                        Number of     Unpaid              Aggregate
                                                        Mortgage     Principal            Principal
                 Age                                      Loans       Balance              Balance

                Age           =               0           2,837     119,666,192.60          46.63%
  0 (less than) Age (less than or equal to)  12           3,117     133,233,960.12          51.91%
 12 (less than) Age (less than or equal to)  24              37       1,970,407.04           0.77%
 24 (less than) Age (less than or equal to)  36              11         853,155.00           0.33%
 36 (less than) Age (less than or equal to)  48               5         246,696.17           0.10%
 48 (less than) Age (less than or equal to)  60               9         284,068.63           0.11%
 72 (less than) Age (less than or equal to)  84               1          43,063.30           0.02%
 84 (less than) Age (less than or equal to)  96               2         131,536.50           0.05%
 96 (less than) Age (less than or equal to) 108               1          58,441.85           0.02%
108 (less than) Age (less than or equal to) 120               2          71,113.55           0.03%
120 (less than) Age (less than or equal to) 132               2          85,314.95           0.03%
-----------------------------------------------------------------------------------------------------
Total............                                         6,024    $256,643,949.71         100.00%
=====================================================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Deminimus PUD                      2           242,567.16       0.09
Duplex                           186         7,656,025.60       2.98
Triplex                           11           542,247.57       0.21
Fourplex or Quadplex              19         1,288,720.53       0.50
RowHouse                         112         3,351,020.42       1.31
Modular Housing                    9           482,001.35       0.19
Manufactured Housing               5           248,224.90       0.10
Man.House/Perm                   859        31,546,762.92      12.29
Semi-Detached                      4           190,438.67       0.07
PUD                                5           406,203.09       0.16
Townhouses                        17           956,126.72       0.37
Condominiums                      81         3,801,824.07       1.48
Single Family Detached         4,714       205,931,786.71      80.24
--------------------------------------------------------------------------
Total...............           6,024      $256,643,949.71    100.00%
==========================================================================



                     REMAINING MONTHS TO STATED MATURITY

                                                                                         Percentage of
                                                                      Aggregate          Cut-Off Date
                                                        Number of      Unpaid              Aggregate
                                                         Mortgage     Principal            Principal
                  Remaining Term                           Loans       Balance              Balance

 36 (less than) Rem Term (less than or equal to)  48          4          66,800.00           0.03%
 48 (less than) Rem Term (less than or equal to)  60        103       1,975,254.48           0.77%
 60 (less than) Rem Term (less than or equal to)  72         14         254,180.51           0.10%
 72 (less than) Rem Term (less than or equal to)  84         46       1,155,966.55           0.45%
 84 (less than) Rem Term (less than or equal to)  96         21         465,840.96           0.18%
 96 (less than) Rem Term (less than or equal to) 108         13         373,454.38           0.15%
108 (less than) Rem Term (less than or equal to) 120        763      18,591,961.98           7.24%
120 (less than) Rem Term (less than or equal to) 132          7         217,061.57           0.08%
132 (less than) Rem Term (less than or equal to) 144        276       7,880,633.40           3.07%
144 (less than) Rem Term (less than or equal to) 156          8         338,695.05           0.13%
156 (less than) Rem Term (less than or equal to) 168         11         405,912.23           0.16%
168 (less than) Rem Term (less than or equal to) 180      2,593      99,601,954.75          38.81%
180 (less than) Rem Term (less than or equal to) 192          2          57,597.73           0.02%
192 (less than) Rem Term (less than or equal to) 204          6         238,269.79           0.09%
204 (less than) Rem Term (less than or equal to) 216          4         154,507.22           0.06%

216 (less than) Rem Term (less than or equal to) 228          1          58,196.98           0.02%
228 (less than) Rem Term (less than or equal to) 240        723      33,303,651.64          12.98%
240 (less than) Rem Term (less than or equal to) 252          1          62,374.24           0.02%
252 (less than) Rem Term (less than or equal to) 264          2         132,247.36           0.05%
288 (less than) Rem Term (less than or equal to) 300         56       2,353,134.42           0.92%
300 (less than) Rem Term (less than or equal to) 312          1          57,223.19           0.02%
324 (less than) Rem Term (less than or equal to) 336          9         827,730.52           0.32%
336 (less than) Rem Term (less than or equal to) 348         19       1,431,070.99           0.56%
348 (less than) Rem Term (less than or equal to) 360      1,341      86,640,229.77          33.76%
--------------------------------------------------------------------------------------------------
Total............                                         6,024     256,643,949.71         100.00%
==================================================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

      UCFC Loan Trust 1998-A -- Home Equity Loan Asset-Backed Certificates

                   UCFC LOAN TRUST 1998-A PRICING INFORMATION
            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)

UCFC Loan Trust 1998-A Lead Manager:     Prudential Securities Incorporated
                         Co-Manager:     First Union Capital Markets Group
                         Co-Manager:     Bear, Stearns & Co. Inc.

Class:                               A-1                A-2                A-3             A-4               A-5

Approximate
Face Amount:               [131,000,000]       [46,000,000]       [46,000,000]    [14,000,000]      [24,000,000]

Coupon:               1M LIBOR +  8  bps              6.135              6.255           6.395             6.490

Price:                             100-0              100-0              100-0           100-0             100-0

Yield:                            5.9430             6.0908             6.2484          6.4099            6.5179

Spread:                                8                 58                 70              83                98

Exp Avg Life
to Maturity:                      [0.899              2.126              3.110           4.107            5.046]

Exp Avg Life
to 10% Call:                      [0.899              2.126              3.110           4.107            5.046]

Exp 1st Prin Pmt:               [4/15/98           12/15/99           10/15/00        01/15/02         08/15/02]

Exp Mat:                       [12/15/99           10/15/00           01/15/02        08/15/02         02/15/04]

Exp Mat to 10% Call:           [12/15/99           10/15/00           01/15/02        08/15/02         02/15/04]


Stated Mat:                    [07/15/11           03/15/14           01/15/18        09/15/19         04/15/24]

Expected
Rating:                      AAA/Aaa/AAA        AAA/Aaa/AAA        AAA/Aaa/AAA     AAA/Aaa/AAA       AAA/Aaa/AAA

Pricing Speed:                 [25]% HEP          [25]% HEP          [25]% HEP       [25]% HEP         [25]% HEP

Pricing Date:                   03/20/98           03/20/98           03/20/98        03/20/98          03/20/98

Investor
Settle Date:                    03/30/98           03/30/98           03/30/98        03/30/98          03/30/98


Pmt Delay:                        0 days            14 days            14 days         14 days           14 days

Cut-off Date:                   03/01/98           03/01/98           03/01/98        03/01/98          03/01/98

Dated Date:                     03/27/98           03/01/98           03/01/98        03/01/98          03/01/98

Int Pmt:                      actual/360             30/360             30/360          30/360            30/360

Pmt Terms:                       Monthly            Monthly            Monthly         Monthly           Monthly

1st Int. Pmt Date:              04/15/98           04/15/98           04/15/98        04/15/98          04/15/98

Collateral Type:              Fixed-Rate         Fixed-Rate         Fixed-Rate      Fixed-Rate        Fixed-Rate

SMMEA
Eligibility:                   non-SMMEA          non-SMMEA          non-SMMEA       non-SMMEA         non-SMMEA

--------------------------------------------------------------------------------

* The Pass-Through Rate on the Class A-1 Certificates will equal to the lesser of:

          1)  One Month LIBOR +  8  bps
          2)  Net Funds Cap

Net Funds Cap:  A rate equal to the weighted of the Mortgage Rates on the Home Equity Loans less [0.646]% per annum for servicing fee, trustee fee and certificate insurer premium.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-A -- Home Equity Loan Asset-Backed Certificates

            --------------------------------------------------------
                          (FIXED-RATE COLLATERAL ONLY)

Class:                             A-6                   A-7                     A-8
                                                                                 (NAS BOND)

Approximate
Face Amount:                       [16,000,000]          [15,500,000]            [32,500,000]

Coupon:                            6.725                 6.870                   6.415

Price:                             100-0                 100-0                   100-0

Yield:                             6.7723                6.922                   6.4514

Spread:                            113                   127                     83

Exp Avg Life to Maturity:          [7.159                11.375                  6.326]

Exp Avg Life to 10% call:          [6.832                7.542                   6.100]

Exp 1st Prin Pmt:                  [02/15/04             5/15/07                04/15/01]
(To Maturity)

Exp 1st Prin Pmt:                  [02/15/04             10/15/05                04/15/01]
(To Call)

Exp Mat:                           [05/15/07             08/15/13                06/15/13]

Exp Mat to 10% call:               [10/15/05             10/15/05                10/15/05]


Stated Mat:                        [05/15/26              7/15/29                7/15/29]

Expected Rating:                   AAA/Aaa/AAA            AAA/Aaa/AAA            AAA/Aaa/AAA

Pricing Speed:                     [25]% HEP              [25]% HEP              [25]% HEP

Pricing Date:                      03/20/98               03/20/98               03/20/98

Investor Settle Date:              03/30/98               03/30/98               03/30/98

Pmt Delay:                         14 days                14 days                14 days

Cut-off Date:                      03/01/98               03/01/98               03/01/98


Dated Date:                        03/01/98               03/01/98               03/01/98

Int Pmt:                           30/360                 30/360                 30/360

Pmt Terms:                         Monthly                Monthly                Monthly

1st Int. Pmt Date:                 04/15/98               04/15/98               04/15/98

Collateral Type:                   Fixed-Rate             Fixed-Rate             Fixed-rate

SMMEA Eligibility:                 non-SMMEA              non-SMMEA              non-SMMEA

* Coupon steps up by 50 bps if optional clean-up call is not exercised.

--------------------------------------------------------------------------------

Principal Paydown:         1) To the Class A-8 Certificateholders -- the Class
                              A-8 Principal Distribution Amount

                           2) To the Class A-1 through A-7 Certificates, in
                              sequential order

Class A-8 Principal
Disbribution Amount:       The applicable Class A-8 Principal Percentage
                           multiplied by the Class A-8 Principal Pro Rata
                           Distribution Amount for such Payment Date.

                        THE CLASS A-8 PRINCIPAL PERCENTAGE
                        --------------------------------
                        April 1998 to March 2001  ==}  0%
                        April 2001 to March 2003  ==} 45%
                        April 2003 to March 2004  ==} 80%
                        April 2004 to March 2005  ==} 100%
                        April 2005 and after      ==} 300%


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

      UCFC Loan Trust 1998-A -- Home Equity Loan Asset-Backed Certificates

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:     UCFC Loan Trust 1998-A, Home Equity Loan Asset-
                         Backed Certificates Class A-1, A-2, A-3, A-4,
                         A-5, A-6, A-7, and A-8 Certificates.

Depositor:               UCFC Acceptance Corporation.

Servicer:                United Companies Lending Corporation.

Originators:             The Home Equity Loans were, and any Subsequent Loans
                         will be, originated, either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:                 Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:     $[325,000,000]

Securities Offered:      100% FGIC-guaranteed, pass-through certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Pricing Date:            3/20/98

Investor
Settlement Date:         March 30, 1998

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         and CEDEL

Pass-Through Rate:       1-Month LIBOR + 8 bps on Class A-1 Certificates *
                         6.135  % on Class A-2 Certificates
                         6.255  % on Class A-3 Certificates
                         6.395  % on Class A-4 Certificates
                         6.490  % on Class A-5 Certificates
                         6.725  % on Class A-6 Certificates
                         6.870  % on Class A-7 Certificates **
                         6.415  % on Class A-8 Certificates (NAS Bond)

                         *  Subject to the Net Funds Cap.
                         ** Coupon steps up by 50 bps if optional clean-up call
                            is not exercised.


Prepayment
Assumption:              25% HEP (2.5% CPR in month 1 with monthly incremental
                         increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Distribution Date:       The 15th day of each month (or, if any such date is
                         not a business day, the first business day thereafter) commencing in April 1998. The payment delay will be zero days for the Class A-1 and 14 days for the Class
                         A-2, A-3, A-4, A-5, A-6, A-7 and A-8 Certificates.

Interest Accrual
Period: The initial interest accrual period on the Class A-1 Certificates will be from March 27th until April 14th. In future periods, interest will accrue on the Class A-1 Certificates at the applicable Pass-Through Rate from the preceeding Distribution Date to and including the day prior to the current Distribution Date.

                         Interest on the Class A-2 through A-8 Certificates will accrue from the first day of the preceeding month until the 30th day of the preceeding month.

Optional
Cleanup Call:            The Servicer will have the right to purchase the
                         Home Equity Loans on any Remittance Date when the aggregate Loan Balance of the Home Equity Loans has declined to 10% or less of an amount equal to the aggregate balances of the Home Equity Loans as of the Cut-Off Date including the Subsequent Loans.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.